Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

AstroNova to be Acquired by Arcline

for $29.00 per Share in All Cash Transaction

WEST WARWICK, R.I., June 17, 2026 – AstroNova, Inc. (Nasdaq: ALOT), a leading provider of mission critical identification and marking solutions across the aerospace & defense and labeling & packaging industries, today announced that it has entered into a definitive agreement to be acquired by Arcline Investment Management (“Arcline”), a growth-oriented private equity firm, in an all-cash transaction with a total enterprise value of approximately $272 million; AstroNova shareholders will receive $29.00 per share in cash. Upon completion of the transaction, AstroNova will become a privately held company.

The transaction was unanimously approved by AstroNova’s Board of Directors and follows the Company’s previously announced review of strategic alternatives intended to maximize shareholder value. The per share purchase price represents a premium of approximately 209% over AstroNova’s unaffected closing share price on April 6, 2026, the last full trading day prior to the strategic alternatives review announcement, and a premium of approximately 120% over the volume weighted average price (VWAP) of AstroNova common stock for the 90 days ending June 16, 2026.

Jorik Ittmann, President and Chief Executive Officer of AstroNova, said, “This transaction marks an important milestone for AstroNova. Our teams have worked hard over the last year to strengthen the business and position the Company for sustainable growth. Arcline’s interest in our entire enterprise - from our technologies, products, and strategy to our people and customers - makes them the right partner for AstroNova’s next chapter.”

“Following a comprehensive review of strategic alternatives, the Board of Directors determined that this transaction is in the best interests of AstroNova and its stockholders,” said Darius G. Nevin, Executive Chairman of AstroNova. “On behalf of the Board of Directors and our shareholders, we thank Jorik and the worldwide AstroNova team for delivering the value recognized by Arcline.”

Tom Carll, SVP & GM, Aerospace, said, “Our avionics franchise, rooted in flight-deck printers and ethernet switches, is certified on the world’s leading aircraft. Arcline’s backing lets us continue investing in this business and the customers who depend on it.”

Padraig Finn, SVP & GM, Product Identification, said, “Our growing portfolio of label and packaging printers drives critical operations our customers depend on every day. With our recently expanded product portfolio and Arcline’s backing, we can continue to serve our customers and deepen those relationships globally.”

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova to be Acquired by Arcline for $29.00 per Share in All Cash Transaction

June 17, 2026

Arcline commented, “AstroNova’s businesses are durable, mission-critical franchises with deep installed bases, established customer relationships, and a clear runway ahead. We’re proud to back them and we’re grateful to Darius, Jorik, Tom, Padraig, and the entire AstroNova team for the work they’ve done to transform the business and prepare it for its next stage of growth. We look forward to partnering with them as we invest in AstroNova’s growth in the years to come.”

Transaction Details

The transaction requires approval by AstroNova stockholders and is expected to close in the third quarter of 2026, subject to customary closing conditions including receipt of regulatory approvals.

Advisors

Rockefeller Capital Management is serving as exclusive financial advisor to AstroNova and Foley Hoag LLP is serving as legal counsel. Alliance Advisors is serving as strategic communications advisor to AstroNova. Mesirow is serving as exclusive financial advisor to Arcline. Bass, Berry & Sims PLC is serving as Arcline’s legal counsel.

About AstroNova, Inc.

AstroNova (Nasdaq: ALOT) is a leading provider of mission critical identification and marking solutions in aerospace & defense and labeling & packaging amongst other industries. The Company designs, manufactures, distributes, and services solutions that enable customers to identify, track, and communicate essential system, product, and safety information across a wide range of applications and media.

The Aerospace segment is a global leader in providing products designed for airborne printing solutions, avionics, and data acquisition, including flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies.

The Product Identification segment delivers end-to-end marking and identification solutions, including hardware, software, and consumables for OEMs, commercial printers, and brand owners. These solutions are used across labels, flexible packaging, corrugated, and industrial substrates, where durability, traceability, and regulatory compliance are essential.

For more information, please visit: www.astronovainc.com.

About Arcline

Arcline Investment Management is a growth-oriented private equity firm with over $30 billion in assets under management. Arcline seeks to build the next generation of Industrial Compounders—market-leading, non-disruptible industrial platforms designed to consistently grow earnings over decades. For more information, visit www.arcline.com.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova to be Acquired by Arcline for $29.00 per Share in All Cash Transaction

June 17, 2026

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the proposed transaction, the expected timing of closing, the satisfaction of closing conditions, future performance, anticipated benefits of the transaction, and AstroNova’s future opportunities as a privately held company. These statements are based on current expectations, estimates, and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements.

These risks and uncertainties include, among others, the possibility that required shareholder or regulatory approvals may not be obtained; that other closing conditions may not be satisfied; that the transaction may be delayed or may not be completed on the expected terms or at all; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on AstroNova’s business relationships, operating results, and business generally; risks related to diverting management’s attention from ongoing business operations; and other risks described in AstroNova’s filings with the SEC. AstroNova undertakes no obligation to update any forward-looking statements, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, AstroNova expects to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A or other applicable transaction documents. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASTRONOVA, THE PROPOSED TRANSACTION, AND RELATED MATTERS. The proxy statement, when available, will be mailed to the Company’s shareholders of record as of the close of business on the record date for the Company’s special meeting when scheduled. Investors and security holders may obtain free copies of these materials and other documents filed by AstroNova with the SEC at www.sec.gov, or by visiting AstroNova’s investor relations website.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the amendment to the Company’s Annual Report on Form 10-K (the “Form 10-K/A”), including under the headings entitled “Directors, Executive Officers and Corporate Governance”, “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”,

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova to be Acquired by Arcline for $29.00 per Share in All Cash Transaction

June 17, 2026

which was filed with the SEC on June 1, 2026, and which is available at this link. If any filings are made by AstroNova or any of the participants with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of AstroNova’s securities, AstroNova will provide updates to the table and such filings will be available on its website at investors.astronovainc.com or through the SEC’s website at www.sec.gov. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Name (1)	Ownership	Date of Filing	Filing Type	Hyperlink
Thomas W. Carll, Senior Vice President and General Manager – Aerospace	51,452 (2)	June 12, 2026	Form 4	www.sec.gov

(1)	The business address for the individual set forth in the table above is c/o AstroNova, Inc., 600 E. Greenwich Avenue, West Warwick, Rhode Island 02893.
(2)	Includes 17,500 shares of AstroNova’s common stock subject to stock options, which are currently exercisable within 60 days of the date hereof.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offer, solicitation or offer to buy or sell securities will be made only pursuant to a proxy statement, tender offer materials, or other offering documents that are filed with the U.S. Securities and Exchange Commission and permitted by applicable law.

AstroNova Contact:

Deborah K. Pawlowski, IRC

Alliance Advisors IR

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

Arcline Contact

Jon Keehner / Tim Ragones / Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Arcline-jf@joelefrank.com

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AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000